Exhibit 99.1

First Foundation Inc. Announces Retirement of CEO Scott F. Kavanaugh and Appointment of Thomas C. Shafer as Successor

November 22, 2024

DALLAS, Texas --(BUSINESS WIRE) -- First Foundation Inc. (NYSE: FFWM) (the “Company”), a financial services company with two wholly owned operating subsidiaries, First Foundation Advisors and First Foundation Bank, today announced the appointment of Thomas C. Shafer as its Chief Executive Officer. Mr. Shafer’s appointment follows the retirement of Scott F. Kavanaugh, who has served the Company as Chief Executive Officer since 2009 and as a member of the Board of Directors since 2007.

Mr. Shafer will also serve as First Foundation Bank’s Chief Executive Officer and has joined the Boards of Directors of First Foundation Inc. and First Foundation Bank.

“I am honored to be First Foundation’s next Chief Executive Officer and I thank the Board of Directors and Scott for the confidence they have shown in me to lead this great organization,” says Mr. Shafer.

“We are excited to welcome Tom to First Foundation and look forward to his leadership in this new chapter,” says Max Briggs, First Foundation’s Chairman. “He is a successful career bank executive bringing four decades of experience, including leadership at regional banks. I am confident that he will be able to guide the company to achieve our strategic objectives. And on behalf of the Board of Directors and our stockholders, I would like to thank Scott for his loyal service and leadership to First Foundation. As one of our founders, Scott’s leadership and vision built the multi-state, financial services company that First Foundation is today. We wish him and his family all the best in his retirement.”

“It has been a privilege to serve First Foundation for the last 17 years, and I am proud of how far it has come and the impact it has had on our community,” says Mr. Kavanaugh. “I am thrilled that Tom has been named my successor and am confident First Foundation will thrive under his leadership.”

Mr. Shafer previously served as Co-President of Commercial Banking and Senior Executive Vice President of Huntington Bancshares Incorporated following its merger with TCF Financial Corporation in June 2021, until his retirement in December 2022. Prior to the merger, he served as Chief Executive Officer of TCF National Bank and vice chairman of the board of TCF Financial Corporation from October 2020 until the merger. At March 31, 2021, TCF Financial Corporation had total assets of approximately $49.5 billion. Prior to this, Mr. Shafer served as Chief Operating Officer of TCF Financial Corporation and President and Chief Operating Officer of TCF National Bank beginning in August 2019. Before those roles, he served in multiple executive positions at TCF Financial Corporation’s and TCF National Bank’s predecessor organizations since 2011, including serving as the Chief Executive Officer of Chemical Bank from 2016 to 2019. Mr. Shafer is a graduate of Hillsdale College and the University of Wisconsin’s Graduate School of Banking.

In connection with his employment, the Company granted to Mr. Shafer an aggregate of 500,000 restricted stock units (“RSUs”), where each RSU represents the right to receive one share of the Company’s common stock upon the terms and conditions of the Company’s 2024 Equity Incentive Plan (“Plan”) and related RSU award agreement (the “Award Agreement”). The grant of RSUs was offered as a material inducement to Mr. Shafer’s hiring. Subject to the terms and conditions of the Plan and Award Agreement, 250,000 RSUs will vest on the second anniversary of the grant date, and the remainder will vest on the third anniversary of the grant date, subject to Mr. Shafer’s continuous employment or service to the Company through the applicable vesting date. The RSUs were granted under the Plan as an Exempt Award, as defined in the Plan, in reliance of the employment inducement exemption under the NYSE’s Listed Company Manual Rule 303A.08.

About First Foundation

First Foundation Inc. (NYSE: FFWM) and its subsidiaries offer personal banking, business banking, and private wealth management services, including investment, trust, insurance, and philanthropy services. This comprehensive platform of financial services is designed to help clients at any stage in their financial journey. The broad range of financial products and services offered by First Foundation are more consistent with those offered by larger financial institutions, while its high level of personalized service, accessibility, and responsiveness to clients is more aligned with community banks and boutique wealth management firms. This combination of an integrated platform of comprehensive financial products and personalized service differentiates First Foundation from many of its competitors and has contributed to the growth of its client base and business. Learn more at firstfoundationinc.com or connect with us on LinkedIn and X (formerly Twitter).

Forward-Looking Statements

This release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding our expectations and beliefs about our future performance, achievements and financial condition. Forward-looking statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "outlook," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." The forward-looking statements in this release are based on current information and on assumptions that we make about future events and circumstances that are subject to a number of risks and uncertainties that are often difficult to predict and beyond our control. As a result of those risks and uncertainties, our actual results in the future could differ, possibly materially, from those expressed in or implied by the forward-looking statements contained in this release and could cause us to make changes to our future plans. Those risks and uncertainties include, but are not limited to, changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in our strategic plan, and our ability to successfully implement such plan; whether and when certain of our preferred stock converts into common stock and the capital treatment of such shares prior to conversion; the risk of incurring credit losses, which is an inherent risk of the banking business; the quality and quantity of our deposits; adverse developments in the financial services industry generally such as bank failures and any related impact on depositor behavior or investor sentiment; risks related to the sufficiency of liquidity; risk that we will not be able to maintain growth at historic rates or at all; the risk that we will not be able to access the securitization market or otherwise sell loans on favorable terms or at all; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; risks associated with changes in interest rates, which could adversely affect our interest income, interest rate margins, and the value of our interest-earning assets, and therefore, our future operating results; the risk that the performance of our investment management business or of the equity and bond markets could lead clients to move their funds from or close their investment accounts with us, which would reduce our assets under management and adversely affect our operating results; negative impacts of news or analyst reports about us or the financial services industry; the impacts of inflation on us and our customers; results of examinations by regulatory authorities and the possibility that such regulatory authorities may, among other things, limit our business activities or our ability to pay dividends, or impose fines, penalties or sanctions; the risk that we may be unable or that our board of directors may determine that it is inadvisable to pay future dividends at historic levels or at all; risks associated with changes in income tax laws and regulations; and risks associated with seeking new client relationships and maintaining existing client relationships.

Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, and other documents we file with the SEC from time to time. We urge readers of this release to review those reports and other documents we file with the SEC from time to time. Also, our actual performance or financial results in the future may differ from those currently expected due to additional risks and uncertainties of which we are not currently aware or which we do not currently view as, but in the future may become, material to our business or operating results. Due to these and other possible uncertainties and risks, readers are cautioned not to place undue reliance on the forward-looking statements contained in this release, which speak only as of today's date. We also disclaim any obligation to update forward-looking statements contained in this release or in the above-referenced reports, whether as a result of new information, future events or otherwise, except as may be required by law or NYSE rules.

Contacts

Jamie Britton

Chief Financial Officer

+(949) 476-0300

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